Financial Instruments	12 Months Ended
Mar. 31, 2021
Disclosure Of Financial Instruments [Abstract]
Financial instruments
21.	Financial instruments:
(a)	Financial instruments – carrying values and fair values:

The Corporation uses various methods to estimate the fair value recognized in the consolidated financial statements. The fair value hierarchy reflects the significance of inputs used in determining the fair values:

Level 1 ‒ Fair value based on quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 ‒	Fair value based on inputs other than the quoted prices used in Level 1, that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices);
Level 3 ‒	Fair value based on valuation techniques which includes inputs related to the asset or liability that are not based on observable market data (unobservable inputs).

Financial assets and liabilities measured at fair value on a recurring basis are the investment in Acasti Pharma Inc. (“Acasti”), the Call Option (refer to note 4), and the liability related to warrants.

As at March 31, 2021, the Corporation has 250,000 common shares of Acasti (1,000,000 as at March 31, 2020). The investment is measured using Acasti’s stock market price, a level 1 input. The fair value of the investment in Acasti was determined to be $190,000 or $0.76 per share as at March 31, 2021 ($530,000 or $0.53 per share as at March 31, 2020).

During the year ended March 31, 2020, 2,100,000 Acasti shares held by the Corporation were transferred to settle a litigation with a Former CEO (refer to note 12 (b)) with a change in fair value loss of $525,000 and 1,964,694 Acasti shares held by the Corporation were sold for net proceeds of $5,317,770 and a change in fair value loss of $896,313. During the year ended March 31, 2021, 750,000 Acasti shares were sold on the market for a value of $532,277.

The net change in fair value of the investment including any gain or loss on the transfer or sale of the shares amounted to a $192,278 gain (2020 - $1,320,431 gain), for the year ended March 31, 2021 and was recognized in other comprehensive loss.

As at the close of the transaction with Sprout, the value of the asset related to the Call Option, presented as derivative in other assets, was determined to be $7,035,730 (USD$5.5 million), using level 3 inputs, including a discount rate of 8.9% and assuming the transaction would take place on January 1, 2023.  Also, to establish the market price, the multiples selected were 2.3x for revenues and 12.0x for EBITDA, based on analysis of average and median industry multiples, and were adjusted to consider a 20% discount; the multiples to be used as per the contract are 3.0x for revenues and 15.0x for EBITDA, weighted at 50%. As at March 31, 2021, the fair value of this asset was remeasured, also using level 3 inputs, to $7,043,114 (USD$5.6 million), generating a gain on remeasurement of $105,296 accounted under revaluation of derivatives and a foreign exchange loss of $72,849 for the year ended March 31, 2021. A change in the market price multiple of revenues of 1% would impact the fair value of the call option by approximately $380,000 and a change in the discount rate of 1% would impact the fair value of the call option by approximately $120,000.

The Corporation has determined that the carrying values of its short-term financial assets and liabilities approximate their fair value given the short-term nature of these instruments. The carrying value of the short-term investment also approximates its fair value given the short-term maturity of the reinvested funds. For variable rate loans and borrowings, the fair value is considered to approximate the carrying amount.

The fair value of the fixed rate loans and borrowings and long-term payable is determined by discounting future cash flows using a rate that the Corporation could obtain for loans with similar terms, conditions and maturity dates. The fair value of these instruments approximates the carrying amounts and was measured using level 3 inputs.

The warrants were recorded at their relative fair value using a Black-Scholes pricing model. Warrants are revalued each period-end at fair value through profit and loss.   To revalue the liability as at March 31, 2021, the Corporation used level 3 inputs (note 14)..

(b)	Management of risks arising from financial instruments:

In the normal course of business, the Corporation is subject to various risks relating to credit, foreign exchange, interest rate and liquidity. The Corporation manages these risk exposures on an ongoing basis. The Corporation’s management is responsible for determining the acceptable level of risk and only uses derivative financial instruments to manage existing or anticipated risks, commitments or obligations based on its past experience. The following analysis provides a measurement of risks arising from financial instruments.

(i)	Credit risk:

Credit risk is the risk of a loss if a customer or counterparty to a financial asset fails to meet its contractual obligations, and arises primarily from the Corporation’s trade receivables. The Corporation may also have credit risk relating to cash and cash equivalents and short-term investments, which are managed by dealing only with highly-rated Canadian institutions. The carrying amount of these financial assets, as disclosed in the consolidated statements of financial position, represents the Corporation’s credit exposure at the reporting date. The Corporation’s trade receivables and credit exposure fluctuate throughout the year. The Corporation’s average trade receivables and credit exposure during the year may be higher than the balance at the end of that reporting period.

As at March 31, 2021, one customer accounted for 23% of total trade accounts included in trade and other receivables. As at March 31, 2020, two customers accounted for respectively 13.3% and 11.4% of total trade accounts included in trade and other receivables.

Most of the Corporation's customers are distributors for a given territory and are privately-held and publicly owned companies. The profile and credit quality of the Corporation’s customers vary significantly. Adverse changes in a customer’s financial position could cause the Corporation to limit or discontinue conducting business with that customer, require the Corporation to assume more credit risk relating to that customer’s future purchases or result in uncollectible accounts receivable from that customer. Such changes could have a material adverse effect on business, consolidated results of operations, financial condition and cash flows.

The Corporation’s extension of credit to customers involves judgment and is based on an evaluation of each customer’s financial condition and payment history. From time to time, the Corporation will temporarily transact with customers on a prepayment basis where circumstances warrant. The Corporation’s credit controls and processes cannot eliminate credit risk.

The Corporation accounts for credit risk by primarily allocating specific provisions to trade accounts. During the year ended March 31, 2021, the Corporation transacted with a few new customers for which financial positions deteriorated during the year. The Corporation has recorded specific provisions related to these customers.

The aging of trade receivable balances and the allowance for doubtful accounts as at March 31, 2021 and 2020 were as follows:

	March 31,	March 31,
	2021	2020

Current	$3,563,099	$5,744,599
Past due 0-30 days	1,259,657	930,050
Past due 31-120 days	1,258,588	1,993,731
Past due over 121 days	12,106,765	891,888
Trade receivables	18,188,109	9,560,268

Less expected credit loss	(10,525,757)	(723,623)
	$7,662,352	$8,836,645

The Corporation recognizes an impairment loss allowance under IFRS 9 based on expected credit losses on trade accounts receivable. In its assessment, management estimates the expected credit losses based on actual credit loss experience and informed credit assessment, taking into consideration current conditions and forward-looking information.

The movement in expected credit loss in respect of trade receivables was as follows:

	March 31,	March 31,
	2021	2020

Balance, beginning of year	$723,623	$616,846
Bad debt expenses	10,287,505	132,283
Foreign exchange loss	(30,660)	8,896
Reversal of the expected credit loss	(454,711)	(34,402)
Balance, end of year	$10,525,757	$723,623

(ii)	Foreign exchange rate risk:

The Corporation is exposed to the financial risk related to the fluctuation of foreign exchange rates and the degrees of volatility of those rates. Foreign currency risk is limited to the portion of the Corporation's business transactions denominated in currencies other than the Canadian dollar. Fluctuations related to foreign exchange rates could cause unforeseen fluctuations in the Corporation's operating results.

Approximately 61% (2020 – 35%) of the Corporation’s revenues are in US dollars. Most of the expenses, including for the purchase of raw materials are made in US dollars. There is a financial risk related to the fluctuation in the value of the US dollar in relation to the Canadian dollar.

The following table provides an indication of the Corporation’s significant foreign exchange currency exposures as stated in US dollars at the following dates:

	March 31,	March 31,
	2021	2020
	US$	US$

Cash and cash equivalents	$55,336,399	$8,422,874
Trade and other receivables	$1,742,393	$4,224,026
Trade and other payables and lease liabilities	$(216,583)	$(7,115,681)
Long-term payables	$—	$(448,554)
Liability related to warrants	$(7,863,965)	$—
	$48,998,244	$5,082,665

The following exchange rates are those applicable for the years ended March 31, 2021 and 2020:

		March 31,		March 31,
		2021		2020
	Average	Reporting	Average	Reporting

US$ per CAD	1.3223	1.2562	1.3306	1.4062

Based on the Corporation’s foreign currency exposures noted above, varying the above foreign exchange rate to reflect a 5% strengthening of the US dollar would have increased (decreased) the net loss as follows, assuming that all other variables remained constant:

	March 31,	March 31,
	2021	2020
	US$	US$

Increase (decrease) in net loss	$2,242,060	$254,132

An assumed 5% weakening of the foreign currency would have had an equal but opposite effect on the basis that all other variables remained constant.

(iii)	Interest rate risk:

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market rates.

The Corporation’s exposure to interest rate risk as at March 31, 2021 and 2020 is as follows:

Cash and cash equivalents	Short-term fixed interest rate
Short-term investments	Short-term fixed interest rate
Loans and borrowings	Fixed and variable interest rates

The risk that the Corporation will realize a loss as a result of the decline in the fair value of its short-term investments is limited because these short-term investments have short-term maturities and are generally held to maturity.

The capacity of the Corporation to reinvest the short-term amounts with equivalent returns will be impacted by variations in short-term fixed interest rates available in the market.

The fixed rate borrowings expose the Corporation to a fair value risk but not cash flow interest rate risk.

Based on currently outstanding loans and borrowings at variable rates, an assumed 0.5% interest rate increase during the year ended March 31, 2021 would have increased consolidated net loss by $62,870 with an equal opposite effect for an assumed 0.5% decrease.

(iv)	Liquidity risk:

Liquidity risk is the risk that the Corporation will not be able to meet its financial obligations as they fall due. The Corporation manages liquidity risk through the management of its capital structure and financial leverage, as outlined in note 23. It also manages liquidity risk by continuously monitoring actual and projected cash flows. The Audit Committee and the Board of Directors review and approve the Corporation's operating budgets, and review certain material transactions outside the normal course of business.

The following are the contractual maturities of financial liabilities as at March 31, 2021 and 2020:

					March 31,
					2021
	Carrying	Contractual	Less than	1 to	More than
Required payments per year	amount	cash flows	1 year	5 years	5 years

Trade and other payables and long-term payables	$24,975,764	$24,975,764	$24,975,764	$–	$–
Lease liabilities	3,915,521	3,866,307	690,071	3,176,236	—
Loans and borrowings *	14,211,339	16,130,985	1,256,200	14,874,785	–
	$43,102,624	$44,973,056	$26,922,035	$18,051,021	$–
*	Includes interest payments to be made at the contractual rate.

					March 31,
					2020
	Carrying	Contractual	Less than	1 to	More than
Required payments per year	amount	cash flows	1 year	5 years	5 years

Trade and other payables and long-term payable	$13,007,109	$13,007,109	$12,451,669	$555,440	$–
Loans and borrowings *	3,180,927	3,208,864	3,208,864	–	–
	$16,188,036	$16,215,973	$15,660,533	$555,440	$–
*	Includes interest payments to be made at the contractual rate.